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EXHIBIT 32.1

CERTIFICATION OF PERIODIC REPORT

        The undersigned Interim Chief Executive Officer and President, Executive Vice President and Chief Financial Officer of AMC Entertainment Holdings, Inc. (the "Company"), each hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

  (1)
  the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2015 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

  (2)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

        Dated: November 4, 2015

/s/ CRAIG R. RAMSEY Craig R. Ramsey Interim Chief Executive Officer and President, Executive Vice President and Chief Financial Officer Principal Executive Officer and Principal Financial Officer

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  EXHIBIT 32.1
CERTIFICATION OF PERIODIC REPORT